Exhibit 99.2

NASDAQ: AUUD

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AUUD Overview Deck NASDAQ AUUD Disclaimer The information in this material is provided for general information purposes only and does not take into account the investment objectives, financial situation and particular needs of any individual or entity. This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about our current expectations about future results, performance, prospects and opportunities of Auddia Inc. (“Auddia” or the “Company”). Statements that are not historical facts, such as "anticipates," "believes" and "expects" or similar expressions, are forward - looking statements. These forward - looking statements are based on the current plans and expectations of management and are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition. These and other risks and uncertainties are discussed more fully in our filings with the Securities and Exchange Commission. Readers are encouraged to review the section titled "Risk Factors" in the Company's Annual Report on Form 10 - K for the year ended December 31, 2024, as well as other disclosures contained in the Annual Report and subsequent filings made with the Securities and Exchange Commission. Forward - looking statements contained in this announcement are made as of this date and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning Auddia’s industry and markets in which it operates, including its general expectations and market opportunity and market size, is based upon information from various sources, including independent industry publications in presenting information. Auddia makes no representations as to the accuracy, timeliness, suitability, completeness, or relevance of any information prepared by any unaffiliated third party and takes no responsibility therefore. The data presented herein were obtained from various third - party sources. While we believe the data to be reliable, no representation is made as to, and no responsibility, warranty or liability is accepted for the accuracy or completeness of such information. Auddia has also made assumptions based upon such data and other similar sources, and on Auddia’s knowledge of and its experience to date in the markets for its product candidates. This information involves a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates. The industry in which Auddia operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by Auddia. This presentation uses Auddia’s trademarks and trade names such as “faidr” and “Vodacast." This presentation also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames referred to in this presentation appear without ® and symbols, but those references, are not intended to indicate that Auddia will not assert to the fullest extent under applicable law, its rights, or that the applicable owner will not assert its rights to these trademarks and trade names. Auddia does not intend to use or display of other companies’ trade names or trademarks to imply a relationship with, or endorsement or sponsorship of Auddia by any other companies.

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AUUD Overview Deck NASDAQ AUUD MCCARTHY FINNEY Restructuring Delivering AI & web3 efficiencies to portfolio companies HAL FINNEY JOHN MCCARTHY THE FATHER OF ARTIFICIAL INTELLIGENCE THE FATHER OF DIGITAL CURRENCY

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Transaction

AUUD Overview Deck

PROPOSED BUSINESS COMBINATION

NASDAQ MCFN

AI Support

DISCOUNTED AI DATA CENTER ACCESS THROUGH LT350

AI ENGINEERING FOR MODELTRAINING & DEVELOPMENT

AI UTILIZATION TO OPTIMIZE OPERATIONAL EFFICIENCIES

Web3 Support

BLOCKCHAIN DEPLOYMENT TO OPTIMIZE OPERATIONS

TOKEN UTILIZATION TO EMPOWER VALUE DRIVERS

DAO STRUCTURES TO DIRECTLY CONNECT CUSTOMER AND PROVIDER

AI DRIVEN MUSIC DISCOVERY

DISTRIBUTED AI DATA CENTERS

AI DRIVEN VALUE BASED CARE

AGENTIC AI FLIGHT REBOOKING

NASDAQ AUUD

The History of Auddia Inc.
AUUD Overview Deck

PIONEERS IN THE AUDIO AI SPACE


Auddia Inc. IPO
Application of Algorithm on live AM/FM feeds to remove ad breaks
Discovr new music discovery and user preferences launch
AI + NLP Development to Classify and remove Ad breaks from podcasts in real time
Binary model to Allow DJ Talk Control on AM/FM
Transition from B2C to B2B business model
2021
2022
2023
2024
First AI Audio Classification algorithm built off Google TensorFlow auddia
NASDAQ AUUD

AUUD Overview Deck NASDAQ AUUD Our Platforms FAIDR APP + DISCOVR RADIO PLATFORM • Proprietary AI audio tech • Scalable user base • Distribution channel for artists • Commercial - free listening for users • Mainstream exposure for artists • Valuable analytics • New - fan engagement & monetization What We’ve Built What We’re Building

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AUUD Overview Deck NASDAQ AUUD Radio’s reach and its continued popularity make it ripe for innovation Global Reach 60M Radio Streamers in US Passive Audience Looking for New Music THE RADIO OPPORTUNITY Our Vision For The Future

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AUUD Overview Deck NASDAQ AUUD Radio has • Tens of millions of listeners • Reach • Mainstream and loyal listeners Music listeners want • New music • Control over how they listen • Fewer interruptions Music industry needs • New ways to break new artists • Actionable analytics • More interactions with fans • More monetization opportunities Auddia brings this all together with: faidr and Discovr Radio THE OPPORTUNITY Our Vision For The Future

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AUUD Overview Deck NASDAQ AUUD Sources: Chartmetric 2024 report, RIAA 2024 Report & MidiaResearch New Artists being tracked by Chartmetric 2024 $10.3 B US Recorded Music Year - End Revenues $15.9B $11B $17.1B $11.3B $17.7B Wholesale Retail 2022 2023 2024 1.7M Artists Added ~420K per quarter MORE AND MORE NEW ARTISTS. FLAT ARTIST REVENUE. Problems Q1 Q2 Q3 Q4 9.7 M 10.1 M 10.5 M 10.9 M Non - major labels spent $1.5B in 2023 on marketing their artists.

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AUUD Overview Deck NASDAQ AUUD Sources: Chartmetric 2024 report, RIAA 2024 Report & MidiaResearch THE MUSIC INDUSTRY NEEDS A REBOOT Problems There is no place to guarantee your music will be heard by a mainstream audience… _ Until now. _

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AUUD Overview Deck NASDAQ AUUD THE AUDDIA ECOSYSTEM Our Solution | The Artists & Labels Layer Streaming Properties Fans engage with favorite stations and new music. Distribution Hub Artists and Labels promote music and get exposure.

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AUUD Overview Deck NASDAQ AUUD AGGREGATION • All AM/FM Stations • Internet Radio RECOMMENDATION • New Music Discovery • AI Placement Engine INTERACTION • Follow New Artists • Engage With Artist Content • Buy Artist Music, Merch, and Tickets PERSONALIZATION • Control Over DJ Talk and Ad Breaks • Advanced Listening Preferences Radio Listeners Our Solution | The Consumer Layer FAIDR AUDIO APPLICATION The faidr audio application is where _ CONSUMERS _ listen and interact with Artists & Labels

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Our Solution | The Consumer Layer
AUUD Overview Deck

A DIFFERENTIATED APPROACH TO RADIO POWERED BY AI


— User Listening Experience
Radio Stream
Ad Break
Radio Stream
Automatic Ad-Cover Music Insertion
Dynamic Stream Personalization

Automated Track Selection Based on:
Station, User Behavioral Signals, and AI Recommendations

User Engagement:
User can like, dislike, and follow new artists.

Auto-Skip via Downvote Detection
When a radio stream plays a track the user previously rated with a thumbs down, our system automatically skips it and inserts a new track aligned with the user's preferences and behavioral signals.

Manual Skip
When a user manually skips a track on the radio stream, our system inserts a new, personalized track based on their preferences and recommendation engine.

auddia
NASDAQ AUUD

AUUD Overview Deck NASDAQ AUUD ARTISTS & LABELS ANALYTICS • Number of Plays & Likes • Demographic Data PROMOTION • Guaranteed Plays on AM/FM • Campaigns (New songs, Albums & tours MONETIZATION • Sell Music, Tickets and Merch EXPOSURE • Build New Fans From Mainstream Audiences • Featured Leaderboards & Playlists DISCOVR RADIO PLATFORM The Discovr Radio platform is where _ ARTISTS & LABELS _ upload and promote their songs to listeners and monitor engagement through a dashboard Our Solution | The Artists & Labels Layer

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AUUD Overview Deck NASDAQ AUUD The Auddia Ecosystem Delivers innovative new music discovery for users while giving artists and labels access to real mainstream audiences over the airwaves. ARTISTS & LABELS PAY FOR GUARANTEED REACH AND MONETIZATION TOOLS Replacing Ad Breaks With New Artist Discovery and Personalization By replacing ad breaks with new music on faidr , we’ll give radio streamers a fully personalized experience, allowing them to like, dislike, follow and support artists. Scalable Revenue from Artist/Label Subscriptions Guaranteed Airplay with Actionable analytics The Discovr Radio platform will provide artists with guaranteed plays in our streaming properties and actionable/valuable analytics. Artists and labels will pay annual ($250) 6 - month ($100) subscriptions to upload tracks, grow their fanbase, and sell music, merchandise, and tickets. Our Business Model

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AUUD Overview Deck NASDAQ AUUD Radio listeners in the U.S. who ● love radio ● want additional new music discovery beyond what stations play ● want what’s played to be tailored to their preferences ● desire more control and fewer interruptions Artists that ● want to reach mainstream audiences ● don’t have a huge budget to promote and potentially break over the airways ● want an easy way for their listeners to buy merch, tickets, music, and follow them on socials. Labels that ● have a roster of artists that don’t justify enough budget to promote heavily ● want an affordable means to give artists “trial runs” in front of a mainstream audience before warranting bigger promotional budgets. Streaming Opportunity Artist / Label Opportunity 60M US 413M Worldwide 99.5M Worldwide Serviceable Addressable Market Ideal Customer Profile The Market Opportunity

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Our Roadmap AUUD Overview Deck

1. Build Discovr Platform | **Q4 2025**
2. Integrate Discovr and continue growth of faidr userbase of radio streamers | **Q4 2025**
3. Acquire additional existing userbases (mobile apps, auto apps, and web players) | **TBD**
4. Integrate Discovr in with future streaming partners | **TBD**


Discovr User Acquisition
Discovr
Other Apps
Mobile
Auto
Web
faidr 3.0
faidr 4.0
Mobile
Auto
faidr User Acquisition
Other Apps
Mobile
Auto
Web

auddia NASDAQ AUUD

Auddia Jeff Thramann CEO, Founder & Chairman jeff@thramann.com 303.995.3036 Theo Romeo Chief Product & Marketing Officer tromeo@auddia.com 718.594.0341 Investor Relations Kirin Smith PCG ksmith@pcgadvisory.com 646.823.8656 More Information THANK YOU

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